                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S). 240.14a-11(c) or (S). 240.14a-12

                        INDUSTRIAL TRAINING CORPORATION
                        -------------------------------
               (Name of Registrant as Specified In Its Charter)

                      -----------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)     Title of each class of securities to which transaction applies:

            -----------------------------------------------------------------
     2)     Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------
     4)     Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------
     5)     Total fee paid:

            -----------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:

            -----------------------------------------------------------------
     2)     Form, Schedule or Registration Statement No.:

            -----------------------------------------------------------------
     3)     Filing Party:

            -----------------------------------------------------------------
     4)     Date Filed:

            -----------------------------------------------------------------

                          [LOGO OF ITC APPEARS HERE]

                        INDUSTRIAL TRAINING CORPORATION
                         13515 Dulles Technology Drive
                            Herndon, VA  20171-3413


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                             To Be Held May 6, 1997


Notice is hereby given that the annual meeting of the stockholders of Industrial Training Corporation, a Maryland corporation (the "Company") will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on May 6, 1997, at 4:00 pm, Eastern Daylight Time, for the following purposes:

     1. To elect two (2) Directors to serve terms as set forth in the Proxy Statement; and

     2. To approve the amendment to the Articles of Incorporation changing the name of the Company to ITC Learning Corporation; and

     3. To ratify the appointment of independent auditors; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

By resolution of the Board of Directors, only stockholders of record at the close of business March 3, 1997 are entitled to notice of and vote at the meeting or any adjournment thereof.

March 13, 1997                         By Order of the Board of Directors
Herndon, Virginia                      Industrial Training Corporation




                                       -----------------------------------------
                                       Anne J. Fletcher
                                       Corporate Secretary


WHETHER OR NOT YOU EXPECT TO BE PRESENT IN PERSON AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE ENCLOSED. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                            [GRAPHIC APPEARS HERE]
                                                                     PRELIMINARY
                        INDUSTRIAL TRAINING CORPORATION
                         13515 Dulles Technology Drive
                         Herndon, Virginia 20171-3413

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Industrial Training Corporation, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on Tuesday, May 6, 1997 at 4:00 pm, EDT, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Copies of the Annual Report and Form 10-KSB of the Company for its fiscal year ended December 31, 1996 are included. This Proxy Statement, Notice of Meeting, accompanying proxy card and the annual report and Form 10-KSB are first expected to be mailed to stockholders on or about March 17, 1997.


                                    GENERAL

Only stockholders of record at the close of business on March 3, 1997 are entitled to notice of and to vote the shares of common stock, par value $.10 per share, of the Company (the "Common Stock") held by them on that date at the Annual Meeting or any postponements or adjournments thereof.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the slate of nominees proposed by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 3, 1997 will constitute a quorum. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. As of February 14, 1997, 3,897,034 shares of Common Stock were outstanding.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Brokers will have discretionary voting authority for Items 1, 2 and
3. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but abstentions will not be voted for or against any proposal.

                                STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding Common Stock as of February 14, 1997. /1/


Name and Address of Beneficial Owner         Shares Beneficially Owned          Percent of Class
------------------------------------         -------------------------          ----------------
Wellington Management Company/2/                         348,000                        8.9%
75 State Street
Boston, MA  02109

TDH II Limited/3/                                        290,843                        7.5%
One Rosemont Business Campus
919 Conestoga Road
Rosemont, PA  19010

Kennedy Capital Management, Inc./4/                      207,350                        5.3%
10829 Olive Boulevard
St. Louis, MO  63141

-------------------------------

/1/  Excluding holdings of James H. Walton, reflected in table below.
/2/ Shares are owned of record by various investment advisory clients of Wellington Management Company ("WMC"), which clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. Of the shares disclosed, 258,000 (6.6% of the outstanding Common Stock of The Company) is held of record by clients of Wellington Trust Company, N.A., a wholly-owned subsidiary of WMC, in its capacity as investment advisor of such clients.
/3/ Shares are owned directly by TDH II Limited, a Pennsylvania limited partnership, and TDH II has sole voting power and investment rights with respect to its shares. Thomas M. Balderston, an affiliate of TDH II Limited, served as a director of the Company commencing October 6, 1993 through January 21, 1997.
/4/ Shares are owned by various investment advisory clients of Kennedy Capital Management, Inc. ("Kennedy"), for which Kennedy possesses direct or indirect investment and/or voting discretion pursuant to the provisions of investment advisory agreements with such clients.

Ownership of Equity and Voting Securities by Directors and Officers/1/

The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 14, 1997 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.


Name and Address of Beneficial Owner         Shares Beneficially Owned          Percent of Class
------------------------------------         -------------------------          ----------------
James H. Walton/2/                                     247,876                        6.1%
5213 N. 23rd Rd., Arlington, VA  22207

Steven L. Roden/3/                                      87,166                        2.1%
1720 Lake Shore Drive, #33, Reston, VA  20190

--------
/1/ Unless otherwise indicated, each person has sole voting and investment rights with respect to the shares specified opposite his name.
/2/ Includes 1,500 shares owned by spouse and 9,876 shares held by the Company's Employee Stock Ownership Plan. Includes 52,000 shares which Mr. Walton is entitled to acquire pursuant to stock options.
/3/ Includes 5,301 shares held by Employee Stock Ownership Plan. Includes 35,000 shares which Mr. Roden is entitled to acquire pursuant to stock options.


Name and Address of Beneficial Owner         Shares Beneficially Owned          Percent of Class
------------------------------------         -------------------------          ----------------
Philip J. Facchina/4/                                     50,322                        1.2%
8128 Boss St., Vienna, VA  22182

John D. Sanders/5/                                        29,450                        0.7%
4600 N. 26th St., Arlington, VA  22207

Richard E. Thomas/6/                                      18,870                        0.5%
8207 Light Horse Ct., Annandale, VA  22003

Daniel R. Bannister/7/                                     9,000                        0.2%
8514 Harvest Oak, Vienna, VA  22183

Elaine H. Babcock/8/                                      29,046                        0.7%
16 Bogastow Circle, Millis, MA  02054

Robert F. Van Stry/9/                                      9,578                        0.2%
3157 Kirkwell Place, Herndon, VA  22071

Directors and Executive Officers
as a group (12 persons)                                  650,327                       16.0%

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that Ms. Babcock inadvertently failed to timely file a Form 4 reporting the exercise of options for 6,000 shares and the sale of 4,600 shares in the public market in May 1996. A Form 4 was subsequently filed, reporting such transactions.


-----------------------
/4/ Includes 3,322 shares held by Employee Stock Ownership Plan. Includes 47,000 shares which Mr. Facchina is entitled to acquire pursuant to stock options.
/5/  Includes 1,800 shares owned by spouse.
/6/ Includes 11,000 shares owned by Mr. Thomas and his spouse as tenants by the entirety. Includes 2,000 shares which Mr. Thomas is entitled to acquire pursuant to stock options.
/7/ Includes 2,000 shares owned by Mr. Bannister and his spouse as tenants by the entirety. Includes 2,000 shares which Mr. Bannister is entitled to acquire pursuant to stock options.
/8/ Includes 6,458 shares held by Employee Stock Ownership Plan. Includes 20,000 shares which Ms. Babcock is entitled to acquire pursuant to stock options.
/9/  Includes 6,458 shares held by Employee Stock Ownership Plan.

                                     ITEM 1
                              ELECTION OF DIRECTORS

The Board of Directors has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance.

The Board of Directors held ten (10) meetings during 1996, and acted three (3) times through unanimous written consent. The Board of Directors has a three-member Compensation Committee, the members of which are outside directors, Messrs. Thomas, Sanders and Bannister. The Committee recommends salaries and other compensation of the elected officers of the Company for action by the whole Board. The Compensation Committee met two times during 1996.

The Board of Directors has also established a four member Audit Committee which is comprised of the same outside directors as the Compensation Committee, with one vacancy caused by the resignation of Mr. Balderston in January 1997. The Audit Committee acts in an oversight capacity, consistent with standard industry practice, to review quarterly and year end financial processes, and meets with the Company's auditors to review their reports and recommendations. The Audit Committee met one time during 1996.

Each director attended 75 percent or more of the aggregate number of Board and Committee meetings on which he served during 1996.

Directors who are also employees of the Company received no extra compensation for serving as Directors for the year ended December 31, 1996. For the year ended December 31, 1996, Directors who were not also employees were paid $2,500 per calendar quarter and $500 per meeting for their service as Directors.

The Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of directors in Class III expires at the 1997 Annual Meeting. A vacancy was created for a director serving in Class III by the resignation of Mr. Balderston. The Board of Directors has determined not to nominate a candidate for the vacant directorship at this time. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2000 Annual Meeting and until their successors are duly elected and qualified.

The Board of Directors recommends that the nominees described below, each of whom are currently serving as Class III directors, be elected for a new term of three years and until they are re-elected or their successors are duly elected and qualified.

                   Directors Standing for Election - Class I

                                                                                                                Year First
Name (Age)                                                                                                   Elected Director
Position with Company                                Business Experience                                 (Re-elected Term Expires)
---------------------                                -------------------                                      ------------
James H. Walton (63)          Chairman of the Board and Chief Executive Officer of ITC. Mr. Walton has           1977
   Chairman of the Board of   been a director and officer of ITC since 1977. Prior to the founding of ITC       (2000)
   Directors and Chief        in 1977, he was responsible for audiovisual production at NUS  Corporation,
   Executive Officer          an engineering and consulting firm  (1973-1977). Mr. Walton holds a B.S. and
                              M.A. from the University of Nebraska.

                                       Directors Standing for Election - Class I

                                                                                                                Year First
Name (Age)                                                                                                     Elected Director
Position with Company                                Business Experience                                  (Re-elected Term Expires)
---------------------                                -------------------                                        -------------
Steven L. Roden (46)          President of ITC and Chief Executive Officer of ComSkill. Mr. Roden served          1993
   Director and               as President and Chief Executive Officer of Comsell from 1987 until its            (2000)
   President of ITC           liquidation into ITC in January 1995. Prior to joining  Comsell, he was
                              President of Digital Controls Video, Inc., Vice President of Coloney, Inc.,
                              and Vice President of First Florida Bank Corp. Mr. Roden holds an M.B.A. in
                              Finance and Marketing and a B.S. from Florida State University.

                                       Directors Continuing in Office - Class II

John D. Sanders (58)          Dr. Sanders served as Chairman of Tech News Inc., publishers of Washington          1977
   Director                   Technology newspaper, from 1987 to 1996 and currently serves as a consultant       (1998)
                              to Tech News. He is also a registered representative (inactive) with Wachtel
                              & Co., Inc., an investment banking firm, a position held since 1968. Mr.
                              Sanders is a member of the Boards of Directors of: Daedalus  Enterprises,
                              Inc., an electronics specialty consultant; and Information Analysis, Inc., a supplier of computer software services. He holds a B.E.E. from the
                              University of Louisville, Kentucky, and an M.S. and Ph.D. in Electrical
                              Engineering from Carnegie-Mellon University.

Richard E. Thomas (70)        Now semi-retired and serving as a member of the Executive team of COMSAT            1982
   Director                   RSI, Mr. Thomas served as President of COMSAT RSI from 1994-1996. Prior to         (1998)
                              that, he was Chairman of the Board, President and Chief Executive Officer of
                              Radiation Systems, Inc., a communications systems manufacturer, from 1978 until 1994, at which time Radiation  Systems, Inc. was merged into COMSAT
                              Corporation. Mr. Thomas was originally employed by Radiation Systems, Inc.
                              as Vice President, Operations in 1966.

Daniel R. Bannister (66)      Chairman  of the Board of  DynCorp, a leading professional and technical            1988
   Director                   services firm. President and Chief Executive Officer, DynCorp, 1985-1997.          (1999)

Philip J. Facchina (35)       Executive  Vice  President and Chief  Operating  Officer,  View Call America,       1995
   Director                   Inc., December 1, 1996 - present. Mr. Facchina served as ITC's President and       (1999)
                              (1999) Chief Operating Officer from October 1995 - November 1996. Prior to being named President and COO in October 1995, Mr. Facchina served as Vice President,
                              Treasurer and Chief Financial Officer of ITC from October 1992 to October 1995.
                              Before joining ITC in October 1992, Mr. Facchina served as Treasurer and Chief
                              Financial Officer of Facchina Construction Company, Inc. and its affiliates. Prior to then, Mr. Facchina served as Vice President of Finance and Administration for
                              E. C. Ernst, Inc. and Assistant Treasurer and Secretary for The Philadelphia Bourse,
                              Inc. Mr. Facchina holds an M.B.A. from the University of Pennsylvania's Wharton
                              Business School and a B.S. in Accounting from the University of Maryland.

                            EXECUTIVE COMPENSATION

Employment Agreements

The Company has entered into employment agreements with its executive officers. The agreements are generally subject to termination upon (i) death (with certain individuals' beneficiaries receiving up to $5,000 in death benefits); (ii) disability; or (iii) upon 45-60 days notice (depending upon the individuals) by the Company. The agreements provide for 34 months of severance pay to Mr. Walton, and ten months of severance pay to Ms. Babcock and Messrs. Roden, VanStry, Anderson and Stevens, and four months of severance pay to Messrs. Carchedi and Mack. The foregoing severance pay is payable to the Executives only upon termination by the Company. The agreements with Ms. Babcock and Mr. Roden specify that, upon certain changes of control, Ms. Babcock and Mr. Roden would receive twelve months salary as severance pay if he or she is terminated or voluntarily leaves within one year of the effective date of such an occurrence.

In addition to base salary, each officer is eligible to receive salary increases, bonuses, stock option grants, pension and profit sharing arrangements and other employee benefits that may from time to time be awarded or made available. Mr. Walton is required to give the Company twelve months notice of resignation, while the other executive officers must provide 120 days notice. During the notice period, all officers receive salary. On February 10, 1997, Ms. Babcock gave notice of her resignation from the Company, in accordance with the terms of her agreement. The agreements also provide for certain paid sick or disability leave and reimbursement of certain medical expenses not covered by the Company's group insurance.

Executive Compensation Summary Table

The following table sets forth the aggregate compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer ("CEO") and its four most highly compensated executive officers other than the CEO who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000, plus one additional former officer who would otherwise have been included in this table, but for the fact that he was not serving as an executive officer of the registrant at the end of the last fiscal year.

                           Summary Compensation Table

                                      ---------------------------------------------------------
                                                         Annual Compensation
-------------------------------------------------------------------------------------------------------------------------
                                                                            Other Annual
Name and Principal                                                         Compensation ($)        Securities Underlying
Position                       Year       Salary ($)      Bonus ($) (a)           (c)                Options Granted (#)
-------------------------------------------------------------------------------------------------------------------------
James H. Walton                1996         181,767               0              15,266                       0
Chairman and CEO               1995         162,914          20,000              27,669                  50,000
                               1994         133,183          80,000              18,845                       0

-------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                1996         120,000               0               6,913                  20,000
President - ITC                1995         122,149               0              18,842                       0
CEO and President -            1994         120,609          45,000              14,602                       0
ComSkill Learning
  Centers Inc.
-------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina(b)          1996         134,992               0               8,358                       0
                               1995         123,276          15,000              18,275                  25,000
                               1994          87,366          60,000              25,696(d)                    0

-------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock              1996         111,778               0               8,618                       0
Senior Vice President          1995         111,763               0              17,968                       0
                               1994          86,770          37,500              10,858                  30,000

-------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry              1996         110,276               0               8,293                       0
Vice President                 1995          90,591               0              13,733                       0
                               1994          89,312          30,000              11,613                       0

-------------------------------------------------------------------------------------------------------------------------
Frank A. Carchedi              1996         110,004               0              11,901                  15,000
Vice President, Treasurer      1995          13,750               0                 726                       0
and CFO                        1994               0               0                   0                       0
-------------------------------------------------------------------------------------------------------------------------

a) Bonus compensation plan represents amounts paid to the executive pursuant to the Company's Incentive Compensation Plan for the year earned.
b) Mr. Facchina resigned from the Company, effective November 30, 1996 but continues to serve as a director of the Company.
c) Represents the fair market value of shares allocated pursuant to the Company's Employee Stock Ownership Plan, medical expense reimbursement, automobile allowances, and company match of 401K plan contributions.
d) Includes amounts paid by the Company for certain educational-related expenses.

Option Grants for Fiscal 1996 and Potential Realizable Values

The following table sets forth as to each of the named executive officers information with respect to option grants during the last fiscal year:

----------------------------------------------------------------------------------------------------------------------------
           (a)                      (b)                      (c)                     (d)                      (e)

                                                     % of Total Options/
                            Number of Securities       SARs Granted to
                            Underlying Options/      Employees in Fiscal    Exercise or Base Price
     Name                     SARs Granted (#)              Year                    ($/Sh)              Expiration Date
----------------------------------------------------------------------------------------------------------------------------
James H. Walton                      --                        --                       --                        --

----------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                    20,000                    18%                   $4.75/Sh               12/12/2001

----------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina                   --                        --                       --                        --

----------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock                    --                        --                       --                        --

----------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                    --                        --                       --                        --

----------------------------------------------------------------------------------------------------------------------------

Option Exercises and Values for Fiscal 1996

The following table sets forth as to each of the named executive officers information with respect to option exercises during Fiscal 1996 and the status of their options on December 31, 1996.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value of
                                                                                                         Unexercised
                                                                                 Number of               In-the-Money
                                                                             Unexercised Options       Options at Fiscal
                                                                              at Fiscal Year End         Year End ($)
                             Shares Acquired on                              (#) Exercisable (E)/       Exercisable (E)/
Name                            Exercise (#)         Value Realized ($)        Unexercisable (U)       Unexercisable (U)
----------------------------------------------------------------------------------------------------------------------------
James H. Walton                    6,000                   30,522                   52,000 (E)                   0 (E)

----------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                     --                       --                     30,000 (E)               3,750 (E)
                                                                                    20,000 (U)              17,500 (U)

----------------------------------------------------------------------------------------------------------------------------
Philip J. Facchina                  --                       --                     47,000 (E)               4,375 (E)

----------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock                  6,000                   21,750                   10,000 (E)                   0 (E)
                                                                                    20,000 (U)                   0 (U)

----------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                  6,000                   20,250                    --                         --

----------------------------------------------------------------------------------------------------------------------------

                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

The following sets forth the business experience of executive officers who are not also directors of the Company.

Warren E. Anderson, age 45, is Executive Vice President of ITC and President of Anderson Soft-Teach, a wholly-owned subsidiary of ITC. He also serves as the Company's Chief Technology Officer. Mr. Anderson is a founder of Anderson Soft-Teach, established in 1983, and has served as its President since that time. Mr. Anderson is a charter member of the CEO Forum and serves on the Advisory Board for the Santa Clara University Leavey School of Business and Administration. He received an MBA from Santa Clara University and holds a B.S. in Mechanical Engineering from the University of Cincinnati.

Elaine H. Babcock, age 40, is Senior Vice President of ITC. Ms. Babcock is currently responsible for managing the Domestic Sales Force, Information Technology Division. During 1995, Ms. Babcock was responsible for all distribution of off-the-shelf product sales of the Company and its affiliates in North America, with the exception of sales through the ComSkill franchise network. Prior to January 1994, Ms. Babcock used her sales and management expertise to build ITC's Custom Services Department. Ms. Babcock joined the Company in 1978 as a Video Production Specialist. She has a Communications degree from the University of Maryland.

Frank A. Carchedi, age 39, is Vice President, Treasurer and Chief Financial Officer of ITC. Prior to joining ITC in November of 1995, Mr. Carchedi was a consultant in the Merger and Acquisition group of Ernst & Young LLP. Mr. Carchedi was with Ernst & Young LLP for over 10 years, prior to which he held several other positions in private industry and public accounting. Mr. Carchedi holds a B.S. in Accounting from Wake Forest University and is a C.P.A.

Anne J. Fletcher, age 34, is Secretary of ITC. Ms. Fletcher is an attorney with the law firm of De Martino Finkelstein Rosen & Virga. Ms. Fletcher served as in-house general counsel to ITC from 1994-1996. Prior to joining ITC, she was engaged in the private practice of law for six years in Fairfax, Virginia. Ms. Fletcher received her J.D. from George Mason University School of Law and a B.A. from the State University of New York, College at Oswego.

Christopher E. Mack, age 31, is Vice President and Chief Operating Officer of ITC. Prior to being named COO in November 1996, Mr. Mack served as the Company's Controller from December 1993 to November 1996. Prior to joining ITC in December 1993, Mr. Mack served as Assistant Controller of Bardon, Inc., an international construction materials firm. Mr. Mack holds a B.S. in Accounting from Shepherd College and is a C.P.A.

Carl D. Stevens, age 50, is Senior Vice President of Marketing and Strategic Business Development for ITC. Mr. Stevens was Program Director for Public Sector for the IBM Personal Computer Company. In that capacity, he was responsible for the U.S. sales of IBM Personal Computers into higher education, K-12, federal, state and local governments. During his 26 year career with IBM he held numerous field and headquarters marketing and management positions. He was Branch Manager for the Southeastern U.S., managed IBM's New Manager School for experienced managers, held various management positions involving IBM's Personal Computer Remarketer Channels, and was the Business Alliance Executive for IBM's Education and Training Division. Mr. Stevens received his education from the Indiana University, where he majored in Marketing and Business Education.

Robert F. VanStry, age 46, is a Vice President of ITC. Mr. VanStry manages the Domestic Sales Force for the Process and Manufacturing Division. Mr. VanStry was previously in charge of ITC's product and technology development. Mr. VanStry joined the Company in May 1978 as Senior Training Associate and subsequently fulfilled the responsibilities of Manager of Engineering Projects, Manager of Project Development, and Vice President of Training Services.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 3, 1997, Industrial Training Corporation ("ITC") closed the merger ("Merger") of ITC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("ITC AC") with and into Anderson Soft-Teach, a California Corporation ("Company"), pursuant to an Agreement and Plan of Reorganization dated and deemed effective as of December 31, 1996 (the "Agreement") by and among ITC, ITC AC and the Company. The Merger consideration consisted of cash in the amount of $4,500,000 and 300,000 shares of ITC common stock, $0.10 par value per share, ("ITC Common Stock"), which was issued on a pro rata basis to the former shareholders of Anderson ("Shareholders"), subject to adjustment as described below. The cash consideration was funded primarily through the proceeds of the public offering of 1,207,500 shares of ITC common stock, which was completed on October 4, 1995.

Among other things, at the time of consummation of the Merger, ITC and the Shareholders entered into a Registration Rights and Shareholders Agreement (the "Registration Rights Agreement"). Under the Registration Rights Agreement, upon written request from the Shareholders acting as a group by an affirmative vote of a majority in interest, and not individually, ITC will file a registration statement to register the Shares for resale under the Securities Act of 1933, as amended, within 90 days of receipt of such request. ITC has agreed to keep such registration statement continuously effective for a period of three months following the date on which such registration statement is declared effective. At any time after one year but before the expiration of two years after the anniversary date of the consummation of the Merger, the Shareholders also have the right to have the Shares included (subject to certain quantitative limitations) in any registration of the ITC Common Stock otherwise effected by the Company for its own account or for the account of others, other than a demand registration by the Shareholders as described above, a registration relating to any employee or non-employee director compensation or benefit programs, an exchange offer or an offering of securities to existing shareholders or employees of ITC, or an acquisition, merger or other business combination transaction. The Company will pay all expenses of any such registration, other than underwriting discounts, selling commissions and fees and disbursements of counsel for the Shareholders.

Anderson Soft-Teach is headquartered in Los Gatos, California and is a leading developer, producer and distributor of networkable multimedia training solutions for computer skills training and on-line electronic performance support systems. The Company was founded in 1983 and currently employs approximately forty people. The Company's founder and Chief Executive Officer, Warren E. Anderson, entered into an employment agreement to serve as Executive Vice President of ITC for an initial term of two years. Additionally, Mr. Anderson is one of the Shareholders that is a party to the Registration Rights Agreement.

Other than the foregoing, the Company was not a party to any transactions with any director, or executive officer, nominee for election as a director, any security holder that is a beneficial owner of greater than five percent (5%) of the Company's Common Stock, or any member of the immediate family of the foregoing.

                                     ITEM 2
             APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO ITC LEARNING CORPORATION

From its formation in 1978 through the mid-1980's, the Company had been organized and had operated as Industrial Training Corporation. In the mid-1980's, the Company began conducting much of its business as "ITC", which use continues through today. In the 1990's, with the acquisitions of Comsell, Inc. and, more recently, Anderson Soft-Teach, the Company has expanded its product line and strategic focus to address markets outside the traditional industrial areas. The Board of Directors has determined that the name "ITC Learning Corporation" is more appropriate than its current name, and accordingly has approved a proposal to amend the Articles of Incorporation to change the Company's name from Industrial Training Corporation to ITC Learning Corporation.

The proposed amendment to the Articles of Incorporation must be approved by the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon.

The Board recommends that the Company's stockholders vote "FOR" the proposed amendment to the Articles of Incorporation.

                                     ITEM 3
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has, upon recommendation of the Audit Committee, selected Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Ernst & Young LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients. Ernst & Young LLP has served as the Company's independent auditors since 1992. Representatives of Ernst & Young LLP will attend the meeting to make any statement they consider appropriate and to respond to appropriate questions raised at the meeting.

The Board recommends that the Company's stockholders vote "FOR" approval of the proposal to ratify the Appointment of Independent Auditors.

                                  OTHER MATTERS

The Company knows of no business which will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the stockholders they represent.

                             ADDITIONAL INFORMATION

The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Proposals by stockholders which are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than November 2, 1997.

Dated:  March 13, 1997
                                              By Order of the Board of Directors
                                              Industrial Training Corporation




                                              ----------------------------------
                                              Anne J. Fletcher
                                              Secretary

[LOGO OF ITC            INDUSTRIAL TRAINING CORPORATION
APPEARS HERE]
             Proxy for Annual Meeting of Stockholders, May 6, 1997


 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO
                                 ITS EXERCISE.

The undersigned stockholder(s) of INDUSTRIAL TRAINING CORPORATION hereby appoint Frank A. Carchedi and Robert F. VanStry, and each and any one of them, with the power to appoint his substitute, the true and lawful attorneys, agents and proxies of the undersigned, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders, to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 22091, on May 6, 1997 at 4:00 pm Eastern Daylight Time, and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, as follows:

The Board of Directors recommends a vote FOR the proposals listed below. If no directions are given, the Proxies will be voted FOR the matter listed below. Please indicate your vote by marking an "X" in the space provided below.

     1.  Election of Directors (to serve terms as noted in the Proxy Statement):
         Nominee           FOR          WITHHOLD AUTHORITY       ABSTAIN
         -------           ---          ------------------       -------
         Steven L. Roden   ( )                ( )                  ( )
         James H. Walton   ( )                ( )                  ( )

         (For each nominee, check either FOR, WITHHOLD AUTHORITY or ABSTAIN.)

     2. For Approval of Amendment to Articles of Incorporation changing the name of the Company to ITC Learning Corporation.
                           FOR          WITHHOLD AUTHORITY       ABSTAIN
                           ---          -------------------      -------
                           ( )                ( )                  ( )
                           ( )                ( )                  ( )

     3.  Ratification of Appointment of Ernst & Young LLP as independent auditors.
                           FOR          WITHHOLD AUTHORITY       ABSTAIN
                           ---          ------------------       -------
                           ( )                ( )                  ( )

     4. At their discretion, the Proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTER LISTED.

Dated ____________________, 1997



_________________________________        _________________________________
Signature                                Signature


_________________________________        _________________________________
Print Name                               Print Name

(Please sign exactly as your name or names appear on the Company's stock records. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If signing on behalf of a corporation, the full name of the corporation should be set forth accompanied by the signature on its behalf of a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.